                            AIM CONSTELLATION FUND


[AIM LOGO APPEARS HERE]          ANNUAL REPORT                  OCTOBER 31, 1997

                     -------------------------------------

                            AIM CONSTELLATION FUND

                             For shareholders

                        who seek capital appreciation

                            through investments in

                              common stocks, with

                            emphasis on medium-size

                             and smaller emerging

                               growth companies.

                     -------------------------------------


ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o The Fund's average annual total returns, including sales charges, for periods ended 9/30/97, the most recent calendar quarter-end, were as follows: one year, 17.84% (24.69% excluding sales charges); five years, 21.18%; 10 years, 17.04%.
o AIM Constellation Fund's performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. Unless otherwise indicated, the Fund's performance is computed without a sales charge. When sales charges are included, Fund performance reflects the maximum 5.50% sales charge.
o    Class C shares commenced sales August 4, 1997.
o The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
o The Fund's portfolio composition is subject to change and there is no assurance the Fund will continue to hold any particular security.
o    Past performance cannot guarantee comparable future results.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o Standard & Poor's Corporation (S&P) is a credit-rating agency. The unmanaged Standard & Poor's Composite Index of 500 Stocks (S&P 500) is widely regarded by investors as representative of the stock market in general. The Standard & Poor's Mid-Cap Index (S&P 400) is an unmanaged index comprising common stocks of approximately 400 mid-capitalization companies.
o The Consumer Price Index is a measure of change in consumer prices as determined by the U.S. Bureau of Labor Statistics.
o The NASDAQ (National Association of Securities Dealers Automated Quotation System) Composite Index is a group of more than 4,500 unmanaged over-the-counter securities widely regarded by investors to be representative of the small- and medium-size company stock universe.
o The Dow Jones Industrial Average is a price-weighted average of 30 actively traded primarily industrial stocks.
o The Europe, Australia, Far East (EAFE) Index is a group of unmanaged securities. The index is compiled by Morgan Stanley Capital International.
o An investment cannot be made in the indexes listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

                MUTUAL FUNDS, ANNUTITES, AND OTHER INVESTMENTS
          ARE NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY;
          ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY,
        ANY BANK OR ANY AFFILIATE; AND ARE SUBJECT TO INVESTMENT RISKS,
             INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

          This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                                                           The Chairman's Letter

                   Dear Fellow Shareholder:

                   The fiscal year ended October 31 experienced no let-up in the
    [PHOTO OF      volatility in equity markets, and it closed on an unsettling
   Charles T.      note. In late October, in the wake of a currency crisis in
     Bauer         Southeast Asia, the stock market experienced its first 10%
  Chairman of      correction since 1991. On Monday, October 27, the New York
  the Board of     Stock Exchange closed to deal with market volatility for the
    THE FUND       first time in its history when the Dow Jones Industrial
  APPEARS HERE]    Average fell 554 points, the index's largest point decline ever. It is important to note that in percentage terms, this was a drop of 7.18%, far smaller than the 22.61% decline that occurred October 19, 1987. Fortunately, this time the market snapped back, and the Dow regained 337 points the next day.
                   As of this writing, markets continue to recover.
                       Many investment managers, including AIM, had cautioned
                   that a correction was inevitable, that the relentless rise in benchmarks like the Dow could not continue. In less than 12 months, the Dow had climbed from 6010 on October 14, 1996, to reach its all-time high of 8259 on August 6, 1997.
   When markets become overvalued, no one knows what will precipitate a decline. No one foresaw that a currency devaluation by Thailand beginning during the summer would lead to worldwide stock market turmoil.
   Despite recent activities, the fiscal year ended October 31 brought domestic equity investors excellent returns: The Dow was up almost 26%; the broader S&P 500, more than 32%; the NASDAQ small-cap index, 30.46%. International investments, while positive, weren't as robust; the EAFE Index rose 4.63%. On the following pages, your Fund managers discuss how your Fund performed in this market context and their outlook for the future.

REALISTIC EXPECTATIONS

The 1100-point decline in the Dow between early August and late October was the latest in a series of market breaks. Between mid-March and mid-April of this year, for example, the Dow dropped almost 10%.
   Many investors, including professional fund managers, have become accustomed to buying on these market breaks because the market has bounced back quickly. From its 1997 low of 6391 on April 11, the Dow took less than four months to rise almost 2000 points to its all-time high.
   However, this time could be different. Many investors have developed two unrealistic expectations: first, a belief that stocks can rise more than 20% a year indefinitely; and second, confidence that the market always rebounds swiftly from a decline.
   Neither notion is historically correct. History tells us that over the long term, average annual total return for stocks is about 10%, not 20%. And those of us who have been in this business for many years remember the bear market of the 1970s, when the market experienced a series of declines and recovery was very slow.
   Nevertheless, there is reason for optimism, including sound fiscal policy steadily shrinking the federal deficit, stable interest rates, and a strong economy unharmed by inflation. Despite recent events in Asia, it is difficult to be pessimistic about the U.S. economy and, indeed, about most of the developed economies in the world.
   We are pleased to send you this report on your Fund. Please contact our Client Services department at 800-959-4246 if you have any questions or comments. Don't forget that automated information about your AIM account is available 24 hours a day on the AIM Investor Line, 800-246-5463. Or visit our Web site, at www.aimfunds.com.

Sincerely,


/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman

            ---------------------------------------------------------

                           Despite recent activities,

                                the fiscal year

                                ended October 31

                        brought domestic equity investors

                               excellent returns.

            ---------------------------------------------------------

The Managers' Overview

FUND CAPITALIZES ON BROADENING OF THE MARKET, PRODUCES SOLID RETURNS

A roundtable discussion with the Fund management team for AIM Constellation Fund for the fiscal year ended October 31, 1997.

-------------------------------------------------------------------------------
Q. HOW DID AIM CONSTELLATION FUND PERFORM DURING THE FISCAL YEAR COVERED BY THIS REPORT?

A. We are pleased to report that, during the final half of the fiscal year, the Fund produced a dramatic rebound from the -2.41% total return reported in our April 30 report to shareholders. For the six months ended October 31, 1997, the Fund's Class A shares produced an impressive total return of 21.79%, bringing total return for the fiscal year as a whole to 18.86%, a return in keeping with AIM Constellation Fund's long-term performance. Class C shares commenced sales 8/4/97.

================================================================================
NET ASSETS UNDER MANAGEMENT
--------------------------------------------------------------------------------

10/31/96           $11.55 billion
10/31/97           $14.34 billion
================================================================================

Q.  WHAT EXPLAINS THE BIG DIFFERENCE IN THE TWO HALVES OF THE YEAR?

A. During the latter six months, the market broadened, which makes for a more favorable environment for a mutual fund as diversified as AIM Constellation Fund, which had 368 holdings as of the fiscal year-end.
        We discussed the "narrow market" phenomenon in our last report. For much of 1996 and for the first few months of 1997, investors focused on relatively few large-company stocks sometimes dubbed "the new Nifty Fifty" in reference to the stocks that dominated the markets back in the 1960s and early 1970s.
        During the latter half of the fiscal year, investors began to look beyond these stocks. From May through the end of the fiscal year, small- and mid-sized company stocks paced or outpaced larger-company stocks. During the six months ended October 31, the large-cap S&P 500 rose 15.16% while the small-cap NASDAQ Composite was up 26.4%.

Q.  DID YOU MAKE ANY MAJOR CHANGES TO THE PORTFOLIO DURING THE FISCAL YEAR?

A. Probably the most significant change was a sizable increase in energy sector holdings, much of which occurred during the last six months of the fiscal year. For example, as of October 31, 1997, we had almost 8% of the portfolio in oil and gas drilling and equipment companies, up from 3.44% six months earlier. These holdings include companies such as Baker Hughes, Inc. and Cooper Cameron Corp., both of which reported substantial earnings growth during the fiscal year. The energy sector, especially oil and gas, looks healthy after more than a decade of restructuring. Though oil and gas prices have been stable, energy demand is strong worldwide and likely will remain so despite very recent economic shocks in Asia. Equipment suppliers have become especially attractive, as an equipment shortage has raised prices. And technological improvements have lowered the cost of finding oil--the drilling success rate has improved from one out of five holes drilled to one out of two.

Q.  WERE THERE OTHER MAJOR CHANGES TO THE PORTFOLIO?

A. A few themes have remained constant: technology, retail, and health care. The individual stocks we hold within these sectors will change over time, and the mix of industries will vary, but we think these three sectors represent excellent long-term growth potential.

Q.  WHY IS TECHNOLOGY ATTRACTIVE?

A. Technology stocks still constitute more than a third of the portfolio, and our tech holdings were increased during the fiscal year. The portfolio is overweight in this sector compared to its benchmark S&P 400 index, which is only about 12.5% tech stocks. Within the technology sector, the two largest industry groups in the portfolio are computer software and services and semiconductors.
        We expect the computer software and services industry to profit from the so-called "millennium" problem. The special skills needed to reprogram older computers to recognize the year 2000 already are in demand. Portfolio holding Compuware Corp. is poised to profit from this situation. Another bright spot in the sector's future is Europe's migration to a common currency,


               --------------------------------------------------

                                 A few themes

                            have remained constant;

                     technology, retail, and health care.

               --------------------------------------------------

          See important fund and index disclosures inside front cover.

                                                          The Managers' Overview


PORTFOLIO COMPOSITION

As of 10/31/97

================================================================================================
NUMBER OF HOLDINGS: 368

TOP 10 INDUSTRIES                                   TOP 10 COMMON STOCKS
------------------------------------------------------------------------------------------------
 1. Oil & Gas (Drilling & Equipment)      7.94%     1. Compuware Corp.                     0.92%

 2. Computer (Software/Services)          7.84      2. HEALTHSOUTH Corp.                   0.91

 3. Electronics (Semiconductors)          6.69      3. Health Management Associates, Inc.  0.87

 4. Communications Equipment              4.81      4. MGIC Investment Corp.               0.83

 5. Consumer Finance                      3.60      5. Dell Computer Corp.                 0.83

 6. Retail (Specialty)                    3.55      6. Tenet Healthcare Corp.              0.82

 7. Computers (Hardware)                  3.34      7. EMC Corp.                           0.81

 8. Electrical Equipment                  2.85      8. Safeway, Inc.                       0.80

 9. Equipment (Semiconductors)            2.70      9. Household International, Inc.       0.78

10. Health Care (Hospital Management)     2.40     10. Compaq Computer Corp.               0.78

Please keep in mind that the Fund's portfolio composition is subject to change and there is no guarantee it will continue to hold any particular securities.
================================================================================================



    which also will require large investments in information technology.
        In semiconductors, we still lean toward makers of high-value, noncommodity products, firms like Burr-Brown Corp., which enjoy a competitive edge over makers of commodity products. And we still hold Dell Computer Corp. and Compaq Computer Corp., which continue to capture more market share.
        Nevertheless, the technology sector is characterized by volatility and ongoing price cutting, and it faces possible negative effects of the recent turmoil in Asia. The portfolio's large weighting in technology is a potential vulnerability. We will continue to seek out individual companies whose earnings performance justifies our investment.

Q.  WHY DOES THE FUND HAVE A LARGE STAKE IN THE RETAILING SECTOR?

A. Our holdings in retail were about 13% of the portfolio as of October 31, not much changed since the fiscal year opened. A year ago, the portfolio tended toward high-visibility brands; at fiscal year-end, discount stores selling brand-name merchandise at reduced prices were very attractive. Discounters in the portfolio include Ross Stores Inc., which is expecting record earnings per share this year.
        Other retailers doing well include those with a big emphasis on computers and electronic equipment--for example, CompUSA, Inc.--and several in the mail order industry, which finally appears to have established itself as a successful participant in this sector.

Q.  WHY DO YOU STILL HOLD A LARGE NUMBER OF HEALTH-CARE STOCKS?

A. One positive note in the health-care sector is the FDA's move toward more rapid approval of drugs and medical devices, which should reduce costs for the medical instrument and pharmaceutical industries. Portfolio holding Quintile Transnational Corp., a contract research organization that assesses the efficacy of medical devices, can be expected to capitalize on this change.
        Another positive is the economies of scale produced by continued consolidation, especially in the patient care arena. However, we are beginning to tread somewhat carefully. The steady growth of the companies operating in this area has limited the ability of any one industry participant to dictate prices or other business terms to any other participant.
        Nevertheless, as we have reiterated on a number of occasions, demographic trends in the U.S. argue for continued growth in the health-care sector for some time to come.

Q.  WHAT IS YOUR OUTLOOK FOR THE ECONOMY IN GENERAL?

A. There are a few cautionary signs: a tight labor market that could put inflationary pressure on wages, a drop in consumer confidence measured by The Conference Board, a slip in new vehicle sales.
        Nevertheless, there is much evidence of a favorable economic environment. Inflation is so well controlled many economists are more concerned about deflation. Because of monetary crises overseas, few market participants anticipate a rate hike by the Federal Reserve, at least for the short term. And finally, corporate earnings continue to grow. As of the third quarter of 1997, earnings for S&P 500 companies were up more than 12% year over year, for example.

Q.  WHAT IS YOUR OUTLOOK FOR THE MIDCAP MARKET SECTOR THE NEXT FEW MONTHS?

A.  We continue to be optimistic for a number of reasons:
        First, the relative valuations of mid-cap stocks are attractive compared to large-company stocks, especially since the earnings growth rate for mid caps is expected to be higher than for large caps.
        Second, tax changes enacted during 1997 favored capital growth over income. It seems intuitive to assume that investors will gravitate toward growth-oriented investments such as mid-capitalization stocks, and that should boost their performance.
        Third, because of recent turmoil in foreign markets and its possible negative impact on big multinational companies, investors may want to put their assets in smaller, more domestically oriented companies.




                     -------------------------------------

                          We will continue to seek out

                              individual companies

                           whose earnings performance

                           justifies our investment.

                    --------------------------------------

          See important fund and index disclosures inside front cover.

Long-Term Performance

THE AIM CONSTELLATION FUND GROWTH STORY

Growth of a $10,000 Investment: April 30, 1976-October 31, 1997


AIM Constellation Fund Class A Shares vs. Benchmark Indexes

The chart compares your Fund to benchmark indexes. It is important to understand differences between your Fund and these indexes. An index measures the performance of a hypothetical portfolio. A market index, such as the S&P 500 or the NASDAQ Composite Index is not managed; therefore there are no sales charges, expenses, or fees. If you could buy all the securities that make up a particular index, you would incur expenses that would affect the return on your investment. Use of these indexes is intended to give you a general idea of how your Fund performed compared to these benchmarks.

================================================================================
Average Annual Total Returns

For periods ended 10/31/97. Including sales charges.

CLASS A SHARES

Since Inception (4/30/76)   18.65%
  20 Years                  20.78
  10 Years                  20.75
   5 Years                  18.17
   1 Year                   12.34*

*18.86% excluding sales charges

Class C Shares

Since Inception (8/4/97)    -4.72%
================================================================================


==================================================================================================================================
                                   4/30/76    1977       1978      1979      1980      1981      1982      1983      1984     1985
----------------------------------------------------------------------------------------------------------------------------------
   Income Dividends Reinvested     $    0      155          0         0         0       851         0         0         0        0
      Capital Gains Reinvested     $    0        0          0         0         0     2,362     2,632         0     2,443        0
Total Distributions Reinvested     $    0      155          0        00         0     3,213     2,632         0     2,443        0
           Total Account Value     $9,443    8,575     10,329    15,619    31,348    30,638    29,000    40,569    35,867   39,649
==================================================================================================================================

---------------------------------------------------------------------------------------------------------------
                AIM CONSTELLATION                                           NASDAQ                CONSUMER
                      FUND                       S&P 500                COMPOSITE INDEX          PRICE INDEX
---------------------------------------------------------------------------------------------------------------
4/30/76               $9,443                     $10,000                   $10,000                 $10,000
12/76                  9,876                      10,890                    10,866                  10,374
12/77                  9,526                      10,107                    11,662                  11,070
12/78                 11,541                      10,766                    13,097                  12,068
12/79                 20,405                      12,752                    16,778                  13,672
12/80                 35,599                      16,890                    22,462                  15,383
12/81                 29,392                      16,066                    21,741                  16,756
12/82                 33,729                      19,520                    25,800                  17,397
12/83                 42,015                      23,904                    30,928                  18,057
12/84                 35,635                      25,391                    27,459                  18,770
12/85                 45,784                      33,426                    36,071                  19,483
12/86                 58,861                      39,648                    38,724                  19,697
12/87                 60,540                      41,702                    36,686                  20,570
12/88                 70,430                      48,582                    42,338                  21,479
12/89                 97,212                      63,928                    50,490                  22,478
12/90                 93,232                      61,937                    41,501                  23,850
12/91                158,876                      80,726                    65,091                  24,581
12/92                182,763                      86,868                    75,150                  25,294
12/93                214,366                      95,584                    86,234                  25,989
12/94                217,149                      96,882                    83,477                  26,684
12/95                294,140                     133,159                   116,799                  27,362
12/96                341,995                     163,652                   143,320                  28,271
12/97                395,745                     204,793                   176,910                  28,734
===============================================================================================================

===========================================================================================================================
   1986       1987      1988      1989      1990       1991      1992      1993      1994       1995       1996      1997
---------------------------------------------------------------------------------------------------------------------------
      0          0         0         0       101          0         0          0         0          0         0         0
      0     16,853    23,391     3,903    15,534          0     2,261          0         0      6,370     9,499    11,590
      0     16,853    23,391     3,903    15,635          0     2,261          0         0      6,370     9,499    11,590
 58,139     56,748    69,979    94,817    79,482    141,356   162,306    208,732   224,288    299,259   332,949   395,745
===========================================================================================================================



Data shown are as of the Fund's fiscal year-end. Your Fund's total return includes sales charges, expenses, and management fees. The performance of Class C shares will differ from that of A shares due to differing fees and expenses. For Fund performance calculations and descriptions of indexes cited on this page, please refer to the inside front cover. Source: Towers Data Systems HYPO--Registered Trademark--.

SCHEDULE OF INVESTMENTS

October 31, 1997

                                                    MARKET
                                   SHARES           VALUE
DOMESTIC COMMON STOCKS-89.37%

AEROSPACE/DEFENSE-0.35%

BE Aerospace, Inc.(a)                750,000   $     21,093,750
---------------------------------------------------------------
Precision Castparts Corp.            500,000         29,406,250
---------------------------------------------------------------
                                                     50,500,000
---------------------------------------------------------------

AIR FREIGHT-0.39%

AirNet Systems, Inc.(a)              560,000         11,480,000
---------------------------------------------------------------
CNF Transportation Inc.            1,000,000         44,625,000
---------------------------------------------------------------
                                                     56,105,000
---------------------------------------------------------------

AIRLINES-0.11%

Southwest Airlines Co.               500,000         16,312,500
---------------------------------------------------------------

AUTO PARTS & EQUIPMENT-0.12%

Mark IV Industries, Inc.             689,062         16,709,754
---------------------------------------------------------------

BANKS (MAJOR REGIONAL)-0.28%

BankBoston Corp.                     500,000         40,531,250
---------------------------------------------------------------

BANKS (REGIONAL)-0.30%

AmSouth Bancorporation               750,000         36,046,875
---------------------------------------------------------------
North Fork Bancorporation, Inc.      250,000          7,359,375
---------------------------------------------------------------
                                                     43,406,250
---------------------------------------------------------------

BIOTECHNOLOGY-0.08%

Curative Technologies, Inc.(a)       365,100         10,998,638
---------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO & CABLE)-0.62%

Chancellor Media Corp.(a)            140,001          7,682,555
---------------------------------------------------------------
Clear Channel Communications,
  Inc.(a)                            750,000         49,500,000
---------------------------------------------------------------
Jacor Communications, Inc.(a)        786,700         32,943,062
---------------------------------------------------------------
                                                     90,125,617
---------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-3.32%

ADC Telecommunications, Inc.(a)    3,000,000         99,375,000
---------------------------------------------------------------
Brightpoint, Inc.(a)                 750,000         24,750,000
---------------------------------------------------------------
Comverse Technology, Inc.(a)         100,000          4,125,000
---------------------------------------------------------------
Digital Microwave Corp.(a)            35,000          1,260,000
---------------------------------------------------------------
DSC Communications Corp.(a)        2,800,000         68,250,000
---------------------------------------------------------------
Glenayre Technologies, Inc.(a)     1,000,000         13,000,000
---------------------------------------------------------------
Lucent Technologies, Inc.            500,000         41,218,750
---------------------------------------------------------------
MasTec, Inc.(a)                      500,000         16,218,750
---------------------------------------------------------------
Motorola, Inc.                       600,000         37,050,000
---------------------------------------------------------------
PairGain Technologies, Inc.(a)(b)  1,500,000         42,375,000
---------------------------------------------------------------
REMEC, Inc.(a)                       250,000          6,343,750
---------------------------------------------------------------
Scientific-Atlanta, Inc.           1,750,000         32,484,375
---------------------------------------------------------------
Tellabs, Inc.(a)                   1,800,000         97,200,000
---------------------------------------------------------------
                                                    483,650,625
---------------------------------------------------------------

COMPUTERS (HARDWARE)-3.34%

Citrix Systems, Inc.(a)              250,000   $     18,359,374
---------------------------------------------------------------
Comdisco, Inc.                     1,250,000         39,453,125
---------------------------------------------------------------
Compaq Computer Corp.(a)           1,743,000        111,116,250
---------------------------------------------------------------
Concord EFS, Inc.(a)               2,500,000         74,218,750
---------------------------------------------------------------
Data General Corp.(a)                250,000          4,812,500
---------------------------------------------------------------
Dell Computer Corp.(a)             1,500,000        120,187,500
---------------------------------------------------------------
IDX Systems Corp.(a)                 756,900         25,545,375
---------------------------------------------------------------
Micron Electronics, Inc.(a)        1,050,000         14,568,750
---------------------------------------------------------------
Sun Microsystems, Inc.(a)          2,250,000         77,062,500
---------------------------------------------------------------
                                                    485,324,124
---------------------------------------------------------------

COMPUTERS (NETWORKING)-1.31%

Bay Networks, Inc.(a)              3,000,000         94,875,000
---------------------------------------------------------------
Cisco Systems, Inc.(a)               650,000         53,320,313
---------------------------------------------------------------
3Com Corp.(a)                      1,000,000         41,437,500
---------------------------------------------------------------
                                                    189,632,813
---------------------------------------------------------------

COMPUTERS (PERIPHERALS)-2.23%

Adaptec, Inc.(a)                   2,000,000         96,875,000
---------------------------------------------------------------
EMC Corp.(a)                       1,672,000         93,632,000
---------------------------------------------------------------
Iomega Corp.(a)                    1,500,000         40,218,750
---------------------------------------------------------------
Lexmark International Group,
  Inc.(a)                            400,000         12,225,000
---------------------------------------------------------------
MicroTouch Systems, Inc.(a)          250,000          6,031,250
---------------------------------------------------------------
Quantum Corp.(a)                   1,000,000         31,625,000
---------------------------------------------------------------
Smart Modular Technologies,
  Inc.(a)                            150,000          7,462,500
---------------------------------------------------------------
Storage Technology Corp.(a)          600,000         35,212,500
---------------------------------------------------------------
                                                    323,282,000
---------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES)-7.71%

America Online, Inc.(a)              200,000         15,400,000
---------------------------------------------------------------
Applied Voice Technology, Inc.(a)    250,000          6,500,000
---------------------------------------------------------------
Aspect Development, Inc.(a)          325,000         15,193,750
---------------------------------------------------------------
Autodesk, Inc.                       500,000         18,500,000
---------------------------------------------------------------
Avant! Corp.(a)                      750,000         19,687,500
---------------------------------------------------------------
BMC Software, Inc.(a)              1,750,000        105,656,250
---------------------------------------------------------------
Cadence Design Systems, Inc.(a)    1,750,000         93,187,500
---------------------------------------------------------------
Computer Associates
  International, Inc.              1,000,000         74,562,500
---------------------------------------------------------------
Compuware Corp.(a)                 2,014,200        133,188,975
---------------------------------------------------------------
Electronic Arts, Inc.(a)           1,000,000         33,875,000
---------------------------------------------------------------
Electronics for Imaging, Inc.(a)     300,000         14,025,000
---------------------------------------------------------------
HBO & Co.                          2,500,000        108,750,000
---------------------------------------------------------------
McAfee Associates, Inc.(a)           200,000          9,950,000
---------------------------------------------------------------
Microsoft Corp.(a)                   824,200        107,146,000
---------------------------------------------------------------
Oracle Corp.(a)                    2,000,000         71,562,500
---------------------------------------------------------------
Parametric Technology Co.(a)       1,600,000         70,600,000
---------------------------------------------------------------

                                                    MARKET
                                   SHARES           VALUE
COMPUTERS (SOFTWARE & SERVICES)-(CONTINUED)

Security Dynamics
  Technologies, Inc.(a)            1,000,000   $     33,875,000
---------------------------------------------------------------
Sterling Commerce, Inc.(a)         2,000,000         66,375,000
---------------------------------------------------------------
Sterling Software, Inc.(a)           500,000         17,062,500
---------------------------------------------------------------
Sybase, Inc.(a)                      517,500          8,441,719
---------------------------------------------------------------
Symantec Corp.(a)                  1,000,000         21,875,000
---------------------------------------------------------------
Synopsys, Inc.(a)                  1,500,000         58,312,500
---------------------------------------------------------------
Wind River Systems(a)                450,000         17,268,750
---------------------------------------------------------------
                                                  1,120,995,444
---------------------------------------------------------------

CONSUMER (JEWELRY, NOVELTIES & GIFTS)-0.16%

Action Performance Companies,
  Inc.(a)                            400,000         10,250,000
---------------------------------------------------------------
Blyth Industries, Inc.(a)            525,000         13,059,375
---------------------------------------------------------------
                                                     23,309,375
---------------------------------------------------------------

CONSUMER FINANCE-3.60%

Aames Financial Corp.(b)             900,000         13,162,500
---------------------------------------------------------------
Capital One Financial Corp.          750,000         34,218,750
---------------------------------------------------------------
ContiFinancial Corp.(a)              500,000         14,218,750
---------------------------------------------------------------
FIRSTPLUS Financial Group, Inc.(a)   500,000         27,500,000
---------------------------------------------------------------
Green Tree Financial Corp.         2,500,000        105,312,500
---------------------------------------------------------------
Household International, Inc.      1,000,000        113,250,000
---------------------------------------------------------------
IMC Mortgage Co.(a)(b)             1,500,000         26,062,500
---------------------------------------------------------------
MBNA Corp.                         3,000,000         78,937,500
---------------------------------------------------------------
Money Store, Inc.                  1,000,000         28,375,000
---------------------------------------------------------------
Providian Financial Corp.            500,000         18,500,000
---------------------------------------------------------------
SLM Holding Corp.                    450,000         63,168,750
---------------------------------------------------------------
                                                    522,706,250
---------------------------------------------------------------

DISTRIBUTORS (FOOD & HEALTH)-0.81%

Cardinal Health, Inc.              1,000,000         74,250,000
---------------------------------------------------------------
McKesson Corp.                       400,000         42,925,000
---------------------------------------------------------------
                                                    117,175,000
---------------------------------------------------------------

ELECTRICAL EQUIPMENT-2.85%

American Power Conversion
  Corp.(a)                         1,000,000         27,250,000
---------------------------------------------------------------
Avid Technology, Inc.(a)             500,000         14,281,250
---------------------------------------------------------------
AVX Corp.                          1,000,000         28,250,000
---------------------------------------------------------------
Berg Electronics Corp.(a)          1,000,000         23,375,000
---------------------------------------------------------------
Black Box Corp.(a)                   500,000         20,500,000
---------------------------------------------------------------
Hadco Corp.(a)                       500,000         27,687,500
---------------------------------------------------------------
Kemet Corp.(a)                     1,000,000         21,750,000
---------------------------------------------------------------
Molex, Inc.-Class A                  292,968         10,272,191
---------------------------------------------------------------
Sanmina Corp.(a)                     700,000         52,325,000
---------------------------------------------------------------
Sawtek Inc.(a)                       400,000         13,600,000
---------------------------------------------------------------
SCI Systems, Inc.(a)               2,250,000         99,000,000
---------------------------------------------------------------
Solectron Corp.(a)                 1,000,000         39,250,000
---------------------------------------------------------------
Symbol Technologies, Inc.            900,000         35,775,000
---------------------------------------------------------------
Vishay Intertechnology, Inc.(a)       17,100            409,331
---------------------------------------------------------------
                                                    413,725,272
---------------------------------------------------------------

ELECTRONIC (COMPONENT DISTRIBUTORS)-0.75%

Arrow Electronics, Inc.(a)         1,300,000   $     36,887,500
---------------------------------------------------------------
Avnet, Inc.                          750,000         47,203,125
---------------------------------------------------------------
Computer Products, Inc.(a)           250,000          6,812,500
---------------------------------------------------------------
Kent Electronics Corp.(a)            500,000         17,468,750
---------------------------------------------------------------
                                                    108,371,875
---------------------------------------------------------------

ELECTRONICS (INSTRUMENTATION)-0.73%

Methode Electronics, Inc.-Class A  1,050,000         20,737,500
---------------------------------------------------------------
Perkin-Elmer Corp.                   894,800         55,925,000
---------------------------------------------------------------
Tektronix, Inc.                      500,000         29,562,500
---------------------------------------------------------------
                                                    106,225,000
---------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS)-6.43%

Altera Corp.(a)                    1,600,000         71,000,000
---------------------------------------------------------------
Anadagics, Inc.(a)                   321,600         11,899,200
---------------------------------------------------------------
Analog Devices, Inc.(a)            1,750,000         53,484,375
---------------------------------------------------------------
Atmel Corp.(a)                     2,000,000         51,750,000
---------------------------------------------------------------
Burr-Brown Corp.(a)                  750,000         22,687,500
---------------------------------------------------------------
Dallas Semiconductor Corp.(a)        800,000         39,100,000
---------------------------------------------------------------
Intel Corp.                        1,000,000         77,000,000
---------------------------------------------------------------
Lattice Semiconductor Corp.(a)       400,000         20,025,000
---------------------------------------------------------------
Linear Technology Corp.            1,500,000         94,312,500
---------------------------------------------------------------
Maxim Integrated Products,
  Inc.(a)                          1,525,000        101,031,250
---------------------------------------------------------------
Microchip Technology, Inc.(a)      2,499,975         99,686,503
---------------------------------------------------------------
National Semiconductor Corp.(a)    2,500,000         90,000,000
---------------------------------------------------------------
PMC-Sierra, Inc.(a)                  500,000         13,187,500
---------------------------------------------------------------
Sipex Corp.(a)                       100,000          3,287,500
---------------------------------------------------------------
Texas Instruments, Inc.            1,000,000        106,687,500
---------------------------------------------------------------
Unitrode Corp.(a)                    300,000          8,043,750
---------------------------------------------------------------
Vitesse Semiconductor Corp.(a)       475,000         20,603,124
---------------------------------------------------------------
Xilinx, Inc.(a)                    1,500,000         51,187,500
---------------------------------------------------------------
                                                    934,973,202
---------------------------------------------------------------

ENTERTAINMENT-0.16%

Regal Cinemas, Inc.(a)             1,000,000         23,000,000
---------------------------------------------------------------

EQUIPMENT (SEMICONDUCTORS)-2.70%

Applied Materials, Inc.(a)         3,000,000        100,125,000
---------------------------------------------------------------
BMC Industries, Inc.                 500,000         16,093,750
---------------------------------------------------------------
KLA-Tencor Corp.(a)                2,511,700        110,357,819
---------------------------------------------------------------
Lam Research Corp.(a)              1,400,000         50,575,000
---------------------------------------------------------------
Novellus Systems, Inc.(a)          1,000,000         44,500,000
---------------------------------------------------------------
Teradyne, Inc.(a)                  1,887,900         70,678,256
---------------------------------------------------------------
                                                    392,329,825
---------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-1.09%

MGIC Investment Corp.              2,000,000        120,625,000
---------------------------------------------------------------
SunAmerica, Inc.                   1,050,000         37,734,375
---------------------------------------------------------------
                                                    158,359,375
---------------------------------------------------------------

                                                    MARKET
                                   SHARES           VALUE
FOOTWEAR-0.15%

Wolverine World Wide, Inc.         1,000,000   $     22,000,000
---------------------------------------------------------------

GAMING, LOTTERY & PARI-MUTUEL COMPANIES-0.28%

International Game Technology        750,000         19,171,875
---------------------------------------------------------------
MGM Grand, Inc.(a)                   500,000         21,937,500
---------------------------------------------------------------
                                                     41,109,375
---------------------------------------------------------------

HEALTH CARE (DRUGS-GENERIC & OTHER)-1.29%

Alpharma, Inc.                       254,967          5,625,209
---------------------------------------------------------------
Columbia Laboratories, Inc.(a)       500,000          8,000,000
---------------------------------------------------------------
Dura Pharmaceuticals, Inc.(a)        900,000         43,537,500
---------------------------------------------------------------
Forest Laboratories, Inc.(a)         600,000         27,750,000
---------------------------------------------------------------
Jones Medical Industries, Inc.     1,000,050         30,126,507
---------------------------------------------------------------
Mylan Laboratories, Inc.(a)        1,000,000         21,937,500
---------------------------------------------------------------
Parexel International Corp.(a)       350,000         12,643,750
---------------------------------------------------------------
Watson Pharmaceuticals, Inc.(a)    1,200,000         38,100,000
---------------------------------------------------------------
                                                    187,720,466
---------------------------------------------------------------

HEALTH CARE (HOSPITAL MANAGEMENT)-2.40%

Health Management Associates,
  Inc.-Class A(a)                  5,186,530        126,421,680
---------------------------------------------------------------
Quorum Health Group, Inc.(a)       1,800,000         43,650,000
---------------------------------------------------------------
Tenet Healthcare Corp.(a)          3,913,800        119,615,513
---------------------------------------------------------------
Universal Health Services,
  Inc.-Class B(a)                  1,350,000         59,484,375
---------------------------------------------------------------
                                                    349,171,568
---------------------------------------------------------------

HEALTH CARE (LONG TERM CARE)-1.83%

Beverly Enterprises, Inc.(a)       2,000,000         29,875,000
---------------------------------------------------------------
Health Care and Retirement
  Corp.(a)(b)                      1,815,000         68,629,688
---------------------------------------------------------------
HEALTHSOUTH Corp.(a)               5,200,000        132,925,000
---------------------------------------------------------------
Vencor, Inc.(a)                    1,250,000         33,750,000
---------------------------------------------------------------
                                                    265,179,688
---------------------------------------------------------------

HEALTH CARE (MANAGED CARE)-1.71%

American Oncology Resources,
  Inc.(a)                            250,000          3,656,250
---------------------------------------------------------------
Concentra Managed Care, Inc.(a)      430,000         14,028,750
---------------------------------------------------------------
Express Scripts, Inc.-Class A(a)(b)  700,000         39,462,500
---------------------------------------------------------------
HealthCare COMPARE Corp.(a)          600,000         32,250,000
---------------------------------------------------------------
Humana, Inc.(a)                    1,235,000         25,935,000
---------------------------------------------------------------
Oxford Health Plans, Inc.(a)         911,900         23,538,419
---------------------------------------------------------------
PhyCor, Inc.(a)                    2,050,000         47,278,125
---------------------------------------------------------------
United Healthcare Corp.              602,300         27,894,019
---------------------------------------------------------------
Wellpoint Health Networks, Inc.(a)   752,000         34,404,000
---------------------------------------------------------------
                                                    248,447,063
---------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)-2.28%

Arterial Vascular Engineering,
  Inc.(a)                            263,100         13,977,187
---------------------------------------------------------------
Biomet, Inc.                         875,000         21,820,313
---------------------------------------------------------------
Dentsply International, Inc.         820,200         23,273,175
---------------------------------------------------------------
Guidant Corp.                        800,000         46,000,000
---------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)-(CONTINUED)

Medtronic, Inc.                      900,000   $     39,150,000
---------------------------------------------------------------
Physician Sales & Service, Inc.(a)   850,000         20,825,000
---------------------------------------------------------------
Quintiles Transnational Corp.(a)     605,000         43,862,500
---------------------------------------------------------------
Sofamor Danek Group, Inc.(a)         220,100         15,159,388
---------------------------------------------------------------
Stryker Corp.                        400,000         14,875,000
---------------------------------------------------------------
Sullivan Dental Products, Inc.       500,000         11,687,500
---------------------------------------------------------------
Sybron International Corp.(a)      2,000,000         80,250,000
---------------------------------------------------------------
                                                    330,880,063
---------------------------------------------------------------

HEALTH CARE (SPECIALIZED SERVICES)-1.90%

American HomePatient, Inc.(a)(b)     750,000         19,312,500
---------------------------------------------------------------
Covance, Inc.(a)                   2,000,000         35,375,000
---------------------------------------------------------------
FPA Medical Management, Inc.(a)    1,500,000         36,187,500
---------------------------------------------------------------
Lincare Holdings, Inc.(a)          1,000,000         53,625,000
---------------------------------------------------------------
Omnicare, Inc.                     3,450,000         95,953,125
---------------------------------------------------------------
Orthodontic Centers of America,
  Inc.(a)                            524,200          9,075,213
---------------------------------------------------------------
Total Renal Care Holdings,
  Inc.(a)                            833,333         25,677,083
---------------------------------------------------------------
Transition Systems, Inc.(a)           33,300            674,325
---------------------------------------------------------------
                                                    275,879,746
---------------------------------------------------------------

HOMEBUILDING-0.24%

Clayton Homes, Inc.                1,750,000         28,765,625
---------------------------------------------------------------
Oakwood Homes Corp.                  250,000          6,578,125
---------------------------------------------------------------
                                                     35,343,750
---------------------------------------------------------------

HOUSEHOLD FURNITURE & APPLIANCES-0.29%

Leggett & Platt, Inc.              1,000,000         41,750,000
---------------------------------------------------------------

HOUSEWARES-0.11%

Central Garden and Pet Co.(a)        485,500         12,744,375
---------------------------------------------------------------
Helen of Troy Ltd.(a)                185,000          3,075,625
---------------------------------------------------------------
                                                     15,820,000
---------------------------------------------------------------

INSURANCE (PROPERTY-CASUALTY)-0.36%

CapMAC Holdings, Inc.                424,800         12,744,000
---------------------------------------------------------------
Everest Reinsurance Holdings, Inc.   750,000         28,218,750
---------------------------------------------------------------
Frontier Insurance Group, Inc.       100,000          3,368,750
---------------------------------------------------------------
HCC Insurance Holdings, Inc.         343,100          8,019,963
---------------------------------------------------------------
                                                     52,351,463
---------------------------------------------------------------

INVESTMENT MANAGEMENT-0.34%

T. Rowe Price Associates             750,000         49,687,500
---------------------------------------------------------------

LEISURE TIME (PRODUCTS)-0.67%

Callaway Golf Co.                    450,000         14,512,500
---------------------------------------------------------------
GTECH Holdings Corp.(a)              750,000         24,187,500
---------------------------------------------------------------
Harley-Davidson, Inc.              1,400,000         38,850,000
---------------------------------------------------------------
North Face, Inc. (The)(a)            330,000          7,796,250
---------------------------------------------------------------
Speedway Motorsports, Inc.(a)        511,200         12,236,850
---------------------------------------------------------------
                                                     97,583,100
---------------------------------------------------------------

                                                    MARKET
                                   SHARES           VALUE
LODGING-HOTELS-0.56%

Choice Hotels International,
  Inc.(a)                          1,000,000   $     17,562,500
---------------------------------------------------------------
Doubletree Corp.(a)                  702,800         29,254,050
---------------------------------------------------------------
Promus Hotel Corp.(a)                650,000         25,512,500
---------------------------------------------------------------
Sun International Hotels Ltd.(a)     157,600          5,673,600
---------------------------------------------------------------
Sunburst Hospitality Corp.(a)        333,333          3,375,000
---------------------------------------------------------------
                                                     81,377,650
---------------------------------------------------------------

MANUFACTURING (DIVERSIFIED)-0.94%

AMETEK, Inc.                         300,000          7,068,750
---------------------------------------------------------------
Hillenbrand Industries, Inc.         750,000         32,062,500
---------------------------------------------------------------
Pentair, Inc.                        500,000         19,312,500
---------------------------------------------------------------
Thermo Electron Corp.(a)           1,250,000         46,640,625
---------------------------------------------------------------
Tyco International Ltd.              823,964         31,104,641
---------------------------------------------------------------
                                                    136,189,016
---------------------------------------------------------------

MANUFACTURING (SPECIALIZED)-0.76%

Cognex Corp.(a)                    1,000,000         26,750,000
---------------------------------------------------------------
Diebold, Inc.                        700,000         30,843,750
---------------------------------------------------------------
US Filter Corp.(a)                 1,300,000         52,162,500
---------------------------------------------------------------
                                                    109,756,250
---------------------------------------------------------------

NATURAL GAS-0.01%

Edge Petroleum Corp.(a)               77,600          1,134,900
---------------------------------------------------------------

OFFICE EQUIPMENT & SUPPLIES-0.18%

Herman Miller, Inc.                  350,000         17,106,250
---------------------------------------------------------------
HON INDUSTRIES, Inc.                 181,900          9,390,587
---------------------------------------------------------------
                                                     26,496,837
---------------------------------------------------------------

OIL & GAS (DRILLING & EQUIPMENT)-7.52%

BJ Services Co.(a)                 1,000,000         84,750,000
---------------------------------------------------------------
Baker Hughes, Inc.                 1,000,000         45,937,500
---------------------------------------------------------------
Camco International, Inc.            963,700         69,627,325
---------------------------------------------------------------
Cooper Cameron Corp.(a)            1,000,000         72,250,000
---------------------------------------------------------------
Diamond Offshore Drilling, Inc.      900,000         56,025,000
---------------------------------------------------------------
ENSCO International, Inc.          1,000,000         42,062,500
---------------------------------------------------------------
EVI, Inc.(a)                         600,000         38,512,500
---------------------------------------------------------------
Falcon Drilling Company, Inc.(a)   1,500,000         54,562,500
---------------------------------------------------------------
Global Industries Ltd.(a)          1,954,200         39,328,275
---------------------------------------------------------------
Global Marine, Inc.(a)               700,000         21,787,500
---------------------------------------------------------------
Halliburton Co.                      750,000         44,718,750
---------------------------------------------------------------
Input/Output, Inc.(a)              1,400,000         37,537,500
---------------------------------------------------------------
Lone Star Technologies, Inc.(a)      700,000         26,731,250
---------------------------------------------------------------
Marine Drilling Companies,
  Inc.(a)(b)                       1,500,000         44,437,500
---------------------------------------------------------------
Nabors Industries, Inc.(a)         1,500,000         61,687,500
---------------------------------------------------------------
National-Oilwell, Inc.(a)            200,000         15,312,500
---------------------------------------------------------------
Noble Drilling Corp.(a)            1,000,000         35,562,500
---------------------------------------------------------------
Pride International, Inc.(a)       1,608,100         53,067,300
---------------------------------------------------------------
Rowan Companies, Inc.(a)           1,000,000         38,875,000
---------------------------------------------------------------
Santa Fe International Corp.         394,200         19,389,713
---------------------------------------------------------------

OIL & GAS (DRILLING & EQUIPMENT)-(CONTINUED)

Smith International, Inc.(a)       1,000,000   $     76,250,000
---------------------------------------------------------------
Varco International, Inc.(a)(b)    1,500,000         91,406,250
---------------------------------------------------------------
Veritas DGC, Inc.(a)                 600,000         24,562,500
---------------------------------------------------------------
                                                  1,094,381,363
---------------------------------------------------------------

OIL & GAS (EXPLORATION & PRODUCTION)-0.75%

Apache Corp.(a)                      750,000         31,500,000
---------------------------------------------------------------
Burlington Resources, Inc.           750,000         36,703,125
---------------------------------------------------------------
Pioneer Natural Resources Co.        350,000         14,021,875
---------------------------------------------------------------
St. Mary Land & Exploration
  Co.                                100,000          4,075,000
---------------------------------------------------------------
Santa Fe Energy Resources, Inc.(a) 1,750,000         22,859,375
---------------------------------------------------------------
                                                    109,159,375
---------------------------------------------------------------

PERSONAL CARE-0.47%

Perrigo Co.(a)                     1,977,400         30,402,524
---------------------------------------------------------------
Rexall Sundown, Inc.(a)            1,755,000         38,390,625
---------------------------------------------------------------
                                                     68,793,149
---------------------------------------------------------------

PHOTOGRAPHY/IMAGING-0.27%

Xerox Corp.                          500,000         39,656,250
---------------------------------------------------------------

POWER PRODUCERS (INDEPENDENT)-0.30%

AES Corp.(a)                       1,100,000         43,587,500
---------------------------------------------------------------

RESTAURANTS-1.39%

Apple South, Inc.(b)               2,000,000         37,250,000
---------------------------------------------------------------
Applebee's International, Inc.(b)  1,700,000         37,718,750
---------------------------------------------------------------
Brinker International, Inc.(a)     1,000,000         14,000,000
---------------------------------------------------------------
CKE Restaurants, Inc.                947,900         37,856,756
---------------------------------------------------------------
Cracker Barrel Old Country
  Store, Inc.                      1,125,000         33,187,500
---------------------------------------------------------------
Foodmaker, Inc.(a)                   250,000          4,109,375
---------------------------------------------------------------
Outback Steakhouse, Inc.(a)          500,000         13,531,250
---------------------------------------------------------------
Starbucks Corp.(a)                   750,000         24,750,000
---------------------------------------------------------------
                                                    202,403,631
---------------------------------------------------------------

RETAIL (BUILDING SUPPLIES)-0.32%

Eagle Hardware & Garden, Inc.(a)     750,000         12,750,000
---------------------------------------------------------------
Fastenal Co.                         350,000         17,150,000
---------------------------------------------------------------
Home Depot, Inc.                     300,000         16,687,500
---------------------------------------------------------------
                                                     46,587,500
---------------------------------------------------------------

RETAIL (COMPUTERS & ELECTRONICS)-1.94%

Best Buy Company, Inc.(a)          1,000,000         27,937,500
---------------------------------------------------------------
CHS Electronics, Inc.(a)           1,500,000         36,656,250
---------------------------------------------------------------
CompUSA, Inc.(a)                   3,000,000         98,250,000
---------------------------------------------------------------
Ingram Micro, Inc.-Class A(a)      1,350,000         40,246,875
---------------------------------------------------------------
Tech Data Corp.(a)                 1,775,000         78,987,500
---------------------------------------------------------------
                                                    282,078,125
---------------------------------------------------------------

RETAIL (DEPARTMENT STORES)-0.74%

Fred Meyer, Inc.(a)                1,000,000         28,562,500
---------------------------------------------------------------
Kohl's Corp.(a)                      500,000         33,562,500
---------------------------------------------------------------

                                                    MARKET
                                   SHARES           VALUE
RETAIL (DEPARTMENT STORES)-(CONTINUED)

Nordstrom, Inc.                      750,000   $     45,937,500
---------------------------------------------------------------
                                                    108,062,500
---------------------------------------------------------------

RETAIL (DISCOUNTERS)-1.71%

Consolidated Stores Corp.(a)       2,500,000         99,687,500
---------------------------------------------------------------
Dollar General Corp.                 625,082         20,666,773
---------------------------------------------------------------
Dollar Tree Stores, Inc.(a)        1,040,400         42,136,200
---------------------------------------------------------------
Men's Wearhouse, Inc.(The)(a)(b)   1,500,050         58,126,938
---------------------------------------------------------------
Ross Stores, Inc.                    734,000         27,433,250
---------------------------------------------------------------
                                                    248,050,661
---------------------------------------------------------------

RETAIL (DRUG STORES)-0.62%

CVS Corp.                            200,000         12,262,500
---------------------------------------------------------------
Rite Aid Corp.                     1,300,020         77,188,688
---------------------------------------------------------------
                                                     89,451,188
---------------------------------------------------------------

RETAIL (FOOD CHAINS)-2.26%

American Stores Co.                3,000,000         77,062,500
---------------------------------------------------------------
Kroger Co.(a)                      2,700,000         88,087,500
---------------------------------------------------------------
Quality Food Centers, Inc.(a)      1,000,000         47,625,000
---------------------------------------------------------------
Safeway, Inc.(a)                   2,000,000        116,250,000
---------------------------------------------------------------
                                                    329,025,000
---------------------------------------------------------------

RETAIL (GENERAL MERCHANDISE)-0.56%

Costco Companies, Inc.(a)            500,000         19,250,000
---------------------------------------------------------------
Dayton Hudson Corp.                1,000,000         62,812,500
---------------------------------------------------------------
                                                     82,062,500
---------------------------------------------------------------

RETAIL (HOME SHOPPING)-0.71%

CDW Computer Centers, Inc.(a)(b)   1,200,000         74,400,000
---------------------------------------------------------------
Micro Warehouse, Inc.(a)(b)        1,925,200         28,878,000
---------------------------------------------------------------
                                                    103,278,000
---------------------------------------------------------------

RETAIL (SPECIALTY)-3.54%

AutoZone, Inc.(a)                    518,700         15,334,069
---------------------------------------------------------------
Bed Bath & Beyond, Inc.(a)         1,250,000         39,687,500
---------------------------------------------------------------
Finish Line, Inc. (The)-Class
  A(a)                               250,000          4,218,750
---------------------------------------------------------------
General Nutrition Companies,
  Inc.(a)                          1,000,000         31,500,000
---------------------------------------------------------------
Hollywood Entertainment Corp.(a)   1,500,000         18,375,000
---------------------------------------------------------------
Inacom Corp.(a)                      580,000         17,871,250
---------------------------------------------------------------
Michaels Stores, Inc.(a)           1,250,000         37,578,125
---------------------------------------------------------------
Office Depot, Inc.(a)              2,175,000         44,859,375
---------------------------------------------------------------
Petco Animal Supplies, Inc.(a)(b)    850,000         26,137,500
---------------------------------------------------------------
Polo Ralph Lauren Corp.(a)           800,000         20,800,000
---------------------------------------------------------------
Staples, Inc.(a)                   3,500,000         91,875,000
---------------------------------------------------------------
Tiffany & Co.                      1,000,000         39,500,000
---------------------------------------------------------------
Toys "R" Us, Inc.(a)                 750,000         25,546,875
---------------------------------------------------------------
Viking Office Products, Inc.(a)    3,000,000         71,812,500
---------------------------------------------------------------
Williams-Sonoma, Inc.(a)             750,000         30,093,750
---------------------------------------------------------------
                                                    515,189,694
---------------------------------------------------------------

(SPECIALTY-APPAREL)-0.56%

Gap, Inc.                            775,000   $     41,220,312
---------------------------------------------------------------
TJX Companies, Inc. (The)          1,350,000         39,993,750
---------------------------------------------------------------
                                                     81,214,062
---------------------------------------------------------------

SAVINGS & LOAN COMPANIES-0.22%

Dime Bancorp, Inc.                   250,000          6,000,000
---------------------------------------------------------------
TCF Financial Corp.                  457,000         25,991,875
---------------------------------------------------------------
                                                     31,991,875
---------------------------------------------------------------

SERVICES (ADVERTISING/MARKETING)-0.24%

Omnicom Group, Inc.                  500,000         35,312,500
---------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER)-1.75%

Cerner Corp.(a)(b)                 1,750,000         42,437,500
---------------------------------------------------------------
Cintas Corp.                         100,000          7,225,000
---------------------------------------------------------------
Equity Corp. International(a)        400,000          8,150,000
---------------------------------------------------------------
HFS, Inc.(a)                         500,000         35,250,000
---------------------------------------------------------------
Service Corp. International        3,500,000        106,531,250
---------------------------------------------------------------
Stewart Enterprises, Inc.-
  Class A                          1,300,000         53,950,000
---------------------------------------------------------------
                                                    253,543,750
---------------------------------------------------------------

SERVICES (COMPUTER & SYSTEMS)-0.45%

Cambridge Technology Partners,
  Inc.(a)                            470,400         17,169,600
---------------------------------------------------------------
Shared Medical Systems Corp.         410,000         22,447,500
---------------------------------------------------------------
SunGard Data Systems Inc.(a)       1,060,000         25,042,500
---------------------------------------------------------------
                                                     64,659,600
---------------------------------------------------------------

SERVICES (DATA PROCESSING)-2.00%

Affiliated Computer Services,
  Inc.(a)                          1,000,000         25,125,000
---------------------------------------------------------------
BDM International Inc.(a)            361,500          7,998,188
---------------------------------------------------------------
BISYS Group, Inc. (The)(a)           463,200         14,417,100
---------------------------------------------------------------
CSG Systems International, Inc.(a)   703,100         27,552,731
---------------------------------------------------------------
DST Systems, Inc.(a)               1,000,000         35,312,500
---------------------------------------------------------------
Equifax, Inc.                        500,000         15,531,250
---------------------------------------------------------------
First Data Corp.                     400,000         11,625,000
---------------------------------------------------------------
Fiserv, Inc.(a)                    1,250,000         55,937,500
---------------------------------------------------------------
National Data Corp.                  750,000         27,703,125
---------------------------------------------------------------
Paychex, Inc.                      1,300,000         49,562,500
---------------------------------------------------------------
PMT Services, Inc.(a)              1,250,000         20,156,250
---------------------------------------------------------------
                                                    290,921,144
---------------------------------------------------------------

SERVICES (EMPLOYMENT)-0.20%

AccuStaff, Inc.(a)                 1,000,000         28,562,500
---------------------------------------------------------------

SERVICES (FACILITIES & ENVIRONMENTAL)-0.21%

Corrections Corp. of America(a)    1,000,000         30,500,000
---------------------------------------------------------------

SPECIALTY PRINTING-0.38%

Gartner Group, Inc.(a)             1,150,000         32,487,500
---------------------------------------------------------------
Valassis Communications, Inc.(a)     750,000         22,125,000
---------------------------------------------------------------
                                                     54,612,500
---------------------------------------------------------------

                                                    MARKET
                                   SHARES           VALUE
TELECOMMUNICATIONS (CELLULAR/WIRELESS)-1.04%

Billing Information Concepts(a)(b)   780,000   $     30,615,000
---------------------------------------------------------------
CIENA Corp.(a)                     1,050,000         57,750,000
---------------------------------------------------------------
LCI International, Inc.(a)         2,000,000         51,750,000
---------------------------------------------------------------
USLD Communications Corp.(a)         570,300         11,299,068
---------------------------------------------------------------
                                                    151,414,068
---------------------------------------------------------------

TELEPHONE-0.23%

Cincinnati Bell, Inc.              1,250,000         33,750,000
---------------------------------------------------------------

TEXTILES (APPAREL)-1.75%

Jones Apparel Group, Inc.(a)       1,500,000         76,312,500
---------------------------------------------------------------
Liz Claiborne, Inc.                1,250,000         63,359,375
---------------------------------------------------------------
Nautica Enterprises, Inc.(a)       1,300,000         34,612,500
---------------------------------------------------------------
St. John Knits, Inc.                 500,000         20,093,750
---------------------------------------------------------------
Tommy Hilfiger Corp.(a)            1,500,000         59,343,750
---------------------------------------------------------------
                                                    253,721,875
---------------------------------------------------------------

TEXTILES (SPECIALTY)-0.26%

Unifi, Inc.                        1,000,000         38,437,500
---------------------------------------------------------------

TRUCKERS-0.11%

Caliber System, Inc.                 300,200         15,647,925
---------------------------------------------------------------

TRUCKS & PARTS-0.07%

Wabash National Corp.                340,200         10,163,475
---------------------------------------------------------------

WASTE MANAGEMENT-1.06%

American Disposal Services,
  Inc.(a)                            500,000         17,625,000
---------------------------------------------------------------
Thermo Instrument Systems,
  Inc.(a)                            908,400         32,759,175
---------------------------------------------------------------
USA Waste Services, Inc.(a)        2,807,500        103,877,500
---------------------------------------------------------------
                                                    154,261,675
---------------------------------------------------------------
    Total Domestic Common
      Stocks                                     12,986,108,509
---------------------------------------------------------------

DOMESTIC CONVERTIBLE PREFERRED STOCKS-0.08%

FINANCIAL (DIVERSIFIED)-0.08%

MGIC Investment Corp.-$3.12
  Conv. Pfd.                         116,500         11,883,000
---------------------------------------------------------------

CONVERTIBLE BONDS &                 PRINCIPAL
  NOTES-0.37%                          AMOUNT

BROADCASTING (TELEVISION, RADIO & CABLE)-0.06%

Jacor Communications Inc.,
  Conv. Sr. LYON, 5.50%,
  06/12/11(b)(c)                 $ 14,450,000         8,849,614
---------------------------------------------------------------

COMPUTERS (PERIPHERALS)-0.17%

EMC Corp., Conv. Sub. Notes,
  3.25%, 03/15/02                  17,500,000        24,287,375
---------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-0.06%

Sandoz Capital BVI Ltd.
  (Switzerland),
  Sr. Conv. Deb., 2.00%,
  10/06/02(d) (Acquired
  11/04/96-11/13/96;
  Cost $6,240,625)                  5,540,000         8,143,800
---------------------------------------------------------------

INSURANCE (MULTI-LINE)-0.08%

Loews Corp., Conv. Sub. Notes,
  3.125%, 09/15/07                 10,500,000        11,982,075
---------------------------------------------------------------
    Total Convertible Bonds &
      Notes                                          53,262,864
---------------------------------------------------------------

FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-5.07%

CANADA-1.67%

Biovail Corporation
  International (Health
  Care-Drugs-Generic & Other)(a)      250,000   $     7,218,750
---------------------------------------------------------------
CanWest Global Communications
  Corp. (Broadcasting-Television,
  Radio & Cable)                    2,250,000        43,031,250
---------------------------------------------------------------
Newbridge Networks Corp.
  (Computers-Networking)(a)         2,000,000       106,000,000
---------------------------------------------------------------
Newcourt Credit Group, Inc.
  (Finance-Diversified)               257,800         8,974,663
---------------------------------------------------------------
Northern Telecom Ltd.
  (Communications Equipment)          350,000        31,390,625
---------------------------------------------------------------
Precision Drilling Corp. (Oil &
  Gas-Drilling & Equipment)(a)      1,500,000        46,125,000
---------------------------------------------------------------
                                                    242,740,288
---------------------------------------------------------------

FINLAND-0.70%

Nokia Oy A.B.-Class A-ADR
  (Telecommunications-
  Cellular/Wireless)                   999,950      88,245,588
---------------------------------------------------------------
Nokia Oy A.B.-Class A
  (Telecommunications-
  Cellular/Wireless)                    152,650      13,337,418
---------------------------------------------------------------
                                                    101,583,006
---------------------------------------------------------------

GERMANY-0.10%

Adidas A.G. (Footwear)                100,000        14,486,022
---------------------------------------------------------------

IRELAND-0.63%

CBT Group PLC-ADR
  (Computers-Software &
  Services)(a)                         49,400         3,791,450
---------------------------------------------------------------
Elan Corp. PLC-ADR (Health
  Care-Drugs-Generic & Other)(a)    1,750,000        87,281,250
---------------------------------------------------------------
                                                     91,072,700
---------------------------------------------------------------

ISRAEL-0.41%

ECI Telecommunications Ltd.
  Designs (Communications
  Equipment)                          750,000        20,718,750
---------------------------------------------------------------
Tecnomatix Technologies Ltd.
  (Computers-Software &
  Services)(a)(b)                     479,500        14,804,563
---------------------------------------------------------------
Teva Pharmaceutical Industries
  Ltd.-ADR (Health
  Care-Drugs-Generic & Other)         500,000        23,375,000
---------------------------------------------------------------
                                                     58,898,313
---------------------------------------------------------------

ITALY-0.05%

Telecom Italia Mobile S.p.A.
  (Telecommunications-
  Cellular/Wireless)                  1,074,000       3,964,855
---------------------------------------------------------------
Telecom Italia S.p.A.
  (Telephone)                         596,666         3,732,246
---------------------------------------------------------------
                                                      7,697,101
---------------------------------------------------------------

                                                    MARKET
                                    SHARES           VALUE
NETHERLANDS-0.20%

ASM Lithography Holding N.V.
(Electronics-Semiconductors)(a)       300,000   $    21,975,000
---------------------------------------------------------------
Verenigde Nederlandse
  Uitgeversbedrijven Verenigd
  Bezit (Publishing)                  328,500         7,783,157
---------------------------------------------------------------
                                                     29,758,157
---------------------------------------------------------------

NORWAY-0.09%

Petroleum Geo-Services ASA-ADR
  (Oil & Gas-Drilling &
  Equipment)(a)                       187,300        12,970,525
---------------------------------------------------------------

SWEDEN-0.52%

Telefonaktiebolaget LM
  Ericsson-ADR (Communications
  Equipment)                        1,707,500        75,556,875
---------------------------------------------------------------

TAIWAN-0.10%

ASE Test Ltd.-ADR (Electronics-
  Semiconductors)(a)                   82,200         4,500,450
---------------------------------------------------------------
Taiwan Semiconductor
  Manufacturing Co. Ltd.-ADR
  (Electronics-Semiconductors)(a)     500,000         9,906,250
---------------------------------------------------------------
                                                     14,406,700
---------------------------------------------------------------

UNITED KINGDOM-0.60%

Danka Business Systems PLC-ADR
  (Office Equipment & Supplies)     2,200,000        81,400,000
---------------------------------------------------------------

UNITED KINGDOM-(CONTINUED)

Granada Group PLC (Leisure
  Time-Products)                      390,000   $     5,378,530
---------------------------------------------------------------
                                                     86,778,530
---------------------------------------------------------------
    Total Foreign Stocks &
      Other Equity Interests                        735,948,217
---------------------------------------------------------------

U.S. TREASURY BILLS-2.43%(e)

5.093%, 01/02/98                 $355,185,000(f) $   352,350,624
---------------------------------------------------------------

COMMERCIAL PAPER-0.21%

Citibank, NA CP Trust, 5.715%,
  12/26/97(g)                      30,000,000        30,000,000
---------------------------------------------------------------

REPURCHASE AGREEMENT-1.67%(h)

Goldman Sachs & Co.(i)            242,843,032       242,843,032
---------------------------------------------------------------
TOTAL INVESTMENTS-99.20%                         14,412,396,246
---------------------------------------------------------------
OTHER ASSETS LESS
  LIABILITIES-0.80%                                 116,662,726
---------------------------------------------------------------
NET ASSETS-100.00%                              $14,529,058,972
===============================================================

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Affiliated issuers are those in which the Fund's holdings of an Issuer represent 5% or more of the outstanding voting securities of the issuer. The Fund has never owned enough of the outstanding voting securities of any issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The aggregate market value of these securities as of 10/31/97 was $664,603,803 which represented 4.57% of the Fund's net assets.
(c) Zero coupon bond. The interest rate shown represents the rate of original issue discount.
(d) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of this security has been determined in accordance with procedures established by the Board of Directors. The market value of this security at 10/31/97 represented 0.06% of the Fund's net assets.
(e) U.S. Treasury bills are traded on a discount basis. In such cases the interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(f) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 8.
(g) Variable rate trust certificates representing an interest in a trust (comprised of eligible debt obligations) entitling the Portfolio to receive variable rate interest. The Fund has the right, upon seven calendar days' notice to the trustee, to put its certificates to the trust at par value plus accrued interest. Because variable rate trust certificates involve a trust and a third party put feature, they involve complexities and potential risks that may not be present where the debt obligation is owned directly. Rate shown is the rate in effect on 10/31/97.
(h) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(i) Joint repurchase agreement entered into 10/31/97 with a maturing value of $500,239,583. Collateralized by $500,000,000 U.S. Government obligations, 5.63% to 9.50% due 02/01/00 to 08/01/36 with an aggregate market value at 10/31/97 of $510,000,000.

Abbreviations:

ADR  - American Depository Receipt
Conv.  - Convertible
Deb.  - Debentures
LYON  - Liquid Yield Option Notes
Pfd.  - Preferred
Sr.   - Senior
Sub.  - Subordinated

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 1997

ASSETS:

Investments, at market value (cost
  $10,410,065,063)                           $14,412,396,246
------------------------------------------------------------
Foreign currencies, at market value (cost
  $43,837)                                            45,707
------------------------------------------------------------
Receivables for:
  Investments sold                               100,404,112
------------------------------------------------------------
  Capital stock sold                             106,931,262
------------------------------------------------------------
  Dividends and interest                           1,922,668
------------------------------------------------------------
  Variation margin                                 7,210,500
------------------------------------------------------------
Investment for deferred compensation plan            100,105
------------------------------------------------------------
Other assets                                          55,235
------------------------------------------------------------
      Total assets                            14,629,065,835
------------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                           56,413,158
------------------------------------------------------------
  Capital stock reacquired                        27,338,316
------------------------------------------------------------
  Deferred compensation                              100,105
------------------------------------------------------------
Accrued advisory fees                              7,883,834
------------------------------------------------------------
Accrued administrative service fees                   18,472
------------------------------------------------------------
Accrued directors' fees                               24,640
------------------------------------------------------------
Accrued distribution fees                          3,864,856
------------------------------------------------------------
Accrued transfer agent fees                        2,384,261
------------------------------------------------------------
Accrued operating expenses                         1,979,221
------------------------------------------------------------
      Total liabilities                          100,006,863
------------------------------------------------------------
Net assets applicable to shares outstanding  $14,529,058,972
============================================================

NET ASSETS:

Class A                                      $14,319,441,125
============================================================
Class C                                      $    21,508,420
============================================================
Institutional Class                          $   188,109,427
============================================================

CAPITAL STOCK, $.001 PAR VALUE PER SHARE:

Class A:
  Authorized                                     750,000,000
------------------------------------------------------------
  Outstanding                                    489,907,670
============================================================

Class C:
  Authorized                                     750,000,000
------------------------------------------------------------
  Outstanding                                        737,163
============================================================
Institutional Class:
  Authorized                                     200,000,000
------------------------------------------------------------
  Outstanding                                      6,269,599
============================================================

CLASS A:

  Net asset value and redemption price per
    share                                    $         29.23
============================================================
  Offering price per share:
    (Net asset value of $29.23
    divided by 94.50%)                       $         30.93
============================================================

CLASS C:

  Net asset value and offering price per
    share                                    $         29.18
============================================================

INSTITUTIONAL CLASS:

  Net asset value, offering and redemption
    price per share                          $         30.00
============================================================

STATEMENT OF OPERATIONS

For the year ended October 31, 1997

INVESTMENT INCOME:

Dividends (net of $582,223 foreign
  withholding tax)                            $   32,008,695
------------------------------------------------------------
Interest                                          61,609,664
------------------------------------------------------------
    Total investment income                       93,618,359
------------------------------------------------------------

EXPENSES:

Advisory fees                                     82,922,239
------------------------------------------------------------
Administrative service fees                          251,513
------------------------------------------------------------
Custodian fees                                       808,078
------------------------------------------------------------
Directors' fees                                       91,513
------------------------------------------------------------
Distribution fees-Class A                         38,860,415
------------------------------------------------------------
Distribution fees-Class C                             26,490
------------------------------------------------------------
Transfer agent fees-Class A                       21,499,897
------------------------------------------------------------
Transfer agent fees-Class C                            5,881
------------------------------------------------------------
Transfer agent fees-Institutional Class               24,455
------------------------------------------------------------
Other                                              3,850,511
------------------------------------------------------------
    Total expenses                               148,340,992
------------------------------------------------------------
Less: Fees waived by advisor                      (2,805,955)
------------------------------------------------------------
    Expenses paid indirectly                        (290,066)
------------------------------------------------------------
    Net expenses                                 145,244,971
------------------------------------------------------------
Net investment income (loss)                     (51,626,612)
------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES, FOREIGN CURRENCIES
  AND FUTURES CONTRACTS:

Net realized gain (loss) on sales of:
  Investment securities                          851,008,605
------------------------------------------------------------
  Foreign currencies                                (275,168)
------------------------------------------------------------
  Futures contracts                              195,426,592
------------------------------------------------------------
                                               1,046,160,029
------------------------------------------------------------
Net unrealized appreciation (depreciation)
  of:
  Investment securities                        1,270,975,830
------------------------------------------------------------
  Foreign currencies                                   1,294
------------------------------------------------------------
  Futures contracts                              (36,703,480)
------------------------------------------------------------
                                               1,234,273,644
------------------------------------------------------------
      Net gain on investment securities,
         foreign currencies and futures
         contracts                             2,280,433,673
------------------------------------------------------------
Net increase in net assets resulting from
  operations                                  $2,228,807,061
============================================================


See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 1997 and 1996

                                                                   1997              1996
OPERATIONS:

  Net investment income (loss)                                $   (51,626,612)  $   (25,042,610)
-----------------------------------------------------------------------------------------------
  Net realized gain on sales of investment securities,
    foreign currencies and futures contracts                    1,046,160,029       394,119,929
-----------------------------------------------------------------------------------------------
  Net unrealized appreciation of investment securities,
    foreign currencies and futures contracts                    1,234,273,644       672,745,646
-----------------------------------------------------------------------------------------------
       Net increase in net assets resulting from operations     2,228,807,061     1,041,822,965
-----------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains on
  investment securities:
  Class A                                                        (401,536,883)     (233,242,373)
-----------------------------------------------------------------------------------------------
  Institutional Class                                             (10,336,039)       (4,789,469)
-----------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       1,280,740,251     3,470,281,071
-----------------------------------------------------------------------------------------------
  Class C                                                          22,611,449                --
-----------------------------------------------------------------------------------------------
  Institutional Class                                            (139,767,829)      135,200,711
-----------------------------------------------------------------------------------------------
       Net increase in net assets                               2,980,518,010     4,409,272,905
-----------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          11,548,540,962     7,139,268,057
-----------------------------------------------------------------------------------------------
  End of period                                               $14,529,058,972   $11,548,540,962
===============================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $ 9,520,633,579   $ 8,408,805,783
-----------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                         (270,243)         (124,538)
-----------------------------------------------------------------------------------------------
  Undistributed net realized gain on sales of investment
    securities, foreign currencies and futures contracts        1,022,762,877       388,200,602
-----------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies and futures contracts                            3,985,932,759     2,751,659,115
-----------------------------------------------------------------------------------------------
                                                              $14,529,058,972   $11,548,540,962
===============================================================================================

NOTES TO FINANCIAL STATEMENTS

October 31, 1997

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Constellation Fund (the "Fund") is a series portfolio of AIM Equity Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six diversified portfolios:
AIM Constellation Fund, AIM Aggressive Growth Fund, AIM Blue Chip Fund, AIM Capital Development Fund, AIM Charter Fund and AIM Weingarten Fund. The Fund currently offers three different classes of shares: the Class A shares, the Class C shares and the Institutional Class. Class C shares commenced sales on August 4, 1997. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to seek capital appreciation.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
A. Security Valuations--A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. If a mean is not available, as is the case in some foreign markets, the closing bid will be used absent a last sales price. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the mean of the closing bid and asked prices. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair market value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions, Investment Income and Distributions--Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. On October 31, 1997, $275,168 was reclassified from undistributed net realized gains to undistributed net investment income (loss) as a result of differing book/tax treatments on foreign currency transactions. In addition, $51,756,075 was reclassified from undistributed net investment income
     (loss) to paid-in capital as a result of a net operating tax loss. The reclassifications were made in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassifications discussed above.
C. Federal Income Taxes--The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
D. Expenses--Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated between the classes.
E. Foreign Currency Translations--Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.
F. Foreign Currency Contracts--A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts.
G. Stock Index Futures Contracts--The Fund may purchase or sell stock index futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash, and/or by securing a standby letter of credit from a major commercial bank, as collateral, for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and the change in the value of the contracts may not correlate with changes in the value of the securities being hedged.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $150 million, plus 0.625% of the Fund's average daily net assets in excess of $150 million. AIM has agreed to voluntarily waive a portion of its advisory fees paid by the Fund to AIM to the extent necessary to reduce the fees paid by the Fund at net asset levels higher than those currently incorporated in the present advisory fee schedule. Under the voluntary waiver, AIM will receive a fee calculated at the annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $150 million, plus 0.625% of the Fund's average daily net assets in excess of $150 million to and including $2 billion, plus 0.60% of the Fund's average daily net assets in excess of $2 billion. During the year ended October 31, 1997, AIM waived fees of $2,805,955. The waiver is entirely voluntary but approval is required by the Board of Directors for any decision by AIM to discontinue the waiver. Under the terms of a master sub-advisory agreement between AIM and A I M Capital Management, Inc. ("AIM Capital"), AIM pays AIM Capital 50% of the amount paid by the Fund to AIM.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the year ended October 31, 1997, AIM was reimbursed $251,513 for such services.
  The Fund, pursuant to a transfer agent and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") for certain costs incurred in providing transfer agency services to the Class A shares and Class C shares. During the year ended October 31, 1997, AFS was reimbursed $10,499,779 for such services.
  The Fund, pursuant to a transfer agent and service agreement, has agreed to pay A I M Institutional Fund Services, Inc. ("AIFS") a fee for providing transfer agent and shareholder services to the Fund. During the year ended October 31, 1997, the Portfolio paid AIFS $24,455 for such services. On September 19, 1997, the Board of Directors of the Fund approved the appointment of AFS as transfer agent of the Fund to be effective in late 1997 or early 1998.
  The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A and Class C shares and a master distribution agreement with Fund Management Company ("FMC") to serve as the distributor for the Institutional Class. The Company has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares (the "Class A Plan") and the Fund's Class C shares (the "Class C Plan") (collectively, the "Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.30% of the average daily net assets of Class A shares and 1.00% of the average daily net assets of Class C shares. The Plan is designed to compensate AIM Distributors for certain promotional and other sales related costs, and to implement a dealer incentive program which provides for periodic payments to selected dealers who furnish continuing personal shareholder services to their customers who purchase and own Class A or Class C shares of the Fund. The Plan also provides that payments in excess of service fees are characterized as an asset-based sales charge under the Plan. The Plan also imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Company with respect to the Fund's Class A and Class C shares. During the year ended October 31, 1997 for the Class A shares and the period August 4, 1997 (date sales commenced) through October 31, 1997, the Class C shares, paid AIM Distributors $38,860,415 and $26,490, respectively as compensation under the Plan.
  AIM Distributors received commissions of $10,566,898 from sales of the Class A shares of the Fund during the year ended October 31, 1997. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 1997, AIM Distributors received commissions of $253,473 in contingent deferred sales charges imposed on the redemptions of Fund shares. Certain officers and directors of the Company are officers and directors of AIM, AIM Capital, AIM Distributors, AFS, AIFS and FMC.
  During the year ended October 31, 1997, the Fund paid legal fees of $34,413 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INDIRECT EXPENSES

AIM has directed certain portfolio trades to brokers who paid a portion of the Fund's expenses related to pricing services used by the Fund which reduced Fund expenses by $49,686 during the year ended October 31, 1997. The Fund also received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $70,375 and $170,005, respectively, under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $290,066 during the year ended October 31, 1997.

NOTE 4-DIRECTOR'S FEES

Director's fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. Prior to an amendment of the line of credit on July 15, 1997, the Fund was limited to borrowing up to the lessor of (i) $325,000,000 or (ii) the limit set by its prospectus for borrowings. During the year ended October 31, 1997, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.05% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 1997 was $9,490,517,179 and $8,083,184,229, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities as of October 31, 1997, on a tax basis, is as follows:

Aggregate unrealized appreciation of
  investment securities                     $4,320,251,644
----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                       (333,338,001)
----------------------------------------------------------
Net unrealized appreciation of investment
  securities                                $3,986,913,643
==========================================================

Cost of investments for tax purposes is $10,425,482,603.

NOTE 7-CAPITAL STOCK

Changes in the capital stock outstanding for the years ended October 31, 1997 and 1996 were as follows:

                                                                           1997                             1996
                                                              ------------------------------   ------------------------------
                                                                 SHARES          AMOUNT           SHARES          AMOUNT
                                                              ------------   ---------------   ------------   ---------------
Sold:
  Class A                                                      211,624,665   $ 5,717,830,615    282,903,859   $ 6,791,107,589
-----------------------------------------------------------------------------------------------------------------------------
  Class C*                                                         745,655        22,872,597             --                --
-----------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                            5,274,034       141,917,489      7,711,696       189,568,037
-----------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A                                                       15,529,296       381,406,093     10,007,849       218,670,843
-----------------------------------------------------------------------------------------------------------------------------
  Class C*                                                              --                --             --                --
-----------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                              387,258         9,720,186        200,095         4,444,113
-----------------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                     (178,999,514)   (4,818,496,457)  (146,642,433)   (3,539,497,361)
-----------------------------------------------------------------------------------------------------------------------------
  Class C*                                                          (8,492)         (261,148)            --                --
-----------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                          (10,657,023)     (291,405,504)    (2,422,264)      (58,811,439)
-----------------------------------------------------------------------------------------------------------------------------
                                                                43,895,879   $ 1,163,583,871    151,758,802   $ 3,605,481,782
=============================================================================================================================

*Class C Shares commenced sales on August 4, 1997.

NOTE 8-OPEN FUTURES CONTRACTS

On October 31, 1997, $13,341,000 principal amount of U.S. Treasury obligations were pledged as collateral to cover margin requirements for open future contracts. Open futures contracts were as follows:

                                                                                           UNREALIZED
                                                              NUMBER OF      MONTH/       APPRECIATION
                          CONTRACT                            CONTRACTS    COMMITMENT    (DEPRECIATION)
                          --------                            ---------    ----------    --------------
S&P 500 Index...............................................     690        Dec. '97      $(16,400,635)

NOTE 9-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A capital stock outstanding during each of the years in the five-year period ended October 31, 1997 and for a share of Class C capital stock outstanding during the period August 4, 1997 (date sales commenced) through October 31, 1997.

                                                           1997              1996          1995         1994         1993
                          CLASS A:                      -----------       -----------   ----------   ----------   ----------
Net asset value, beginning of period                    $     25.48       $     23.69   $    18.31   $    17.04   $    13.25
------------------------------------------------------  -----------       -----------   ----------   ----------   ----------
Income from investment operations:
    Net investment income (loss)                              (0.11)            (0.06)       (0.05)       (0.02)       (0.04)
------------------------------------------------------  -----------       -----------   ----------   ----------   ----------
    Net gains on securities (both realized
        and unrealized)                                        4.75              2.60         5.95         1.29         3.83
------------------------------------------------------  -----------       -----------   ----------   ----------   ----------
        Total from investment operations                       4.64              2.54         5.90         1.27         3.79
------------------------------------------------------  -----------       -----------   ----------   ----------   ----------
Less distributions:
    Distributions from net realized gains                     (0.89)            (0.75)       (0.52)          --           --
------------------------------------------------------  -----------       -----------   ----------   ----------   ----------
        Total distributions                                   (0.89)            (0.75)       (0.52)          --           --
------------------------------------------------------  -----------       -----------   ----------   ----------   ----------
Net asset value, end of period                          $     29.23       $     25.48   $    23.69   $    18.31   $    17.04
======================================================  ===========       ===========   ==========   ==========   ==========
Total return(a)                                               18.86%            11.26%       33.43%        7.45%       28.60%
======================================================  ===========       ===========   ==========   ==========   ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)                $14,319,441       $11,255,506   $7,000,350   $3,726,029   $2,756,497
======================================================  ===========       ===========   ==========   ==========   ==========
Ratio of expenses to average net assets(b)                     1.11%(c)(d)      1.14%         1.16%        1.20%       1.22%
======================================================  ===========       ===========   ==========   ==========   ==========
Ratio of net investment income (loss) to average net
  assets(e)                                                   (0.40)%(c)       (0.27)%      (0.32)%      (0.15)%      (0.31)%
======================================================  ===========       ===========   ==========   ==========   ==========
Portfolio turnover rate                                          67%               58%          45%          79%          70%
======================================================  ===========       ===========   ==========   ==========   ==========
Average brokerage commission rate paid(f)               $    0.0576       $    0.0596          N/A          N/A          N/A
======================================================  ===========       ===========   ==========   ==========   ==========

(a) Does not deduct sales charges.
(b) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.13%, 1.16%, 1.18% and 1.21% for the periods 1997-1994, respectively.
(c) Ratios are based on average net assets of $12,953,471,546.
(d) Ratio includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have remained the same.
(e) After fee waivers and/or expense reimbursements. Ratios of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursement were (0.42)%, (0.29)%, (0.34)% and (0.16)% for the periods 1997-1994, respectively.
(f) The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased and sold, which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

                                                                 1997
                          CLASS C:                            ----------
Net asset value, beginning of period                           $  30.32
------------------------------------------------------------   --------
Income from investment operations:
   Net investment income (loss)                                   (0.04)
------------------------------------------------------------   --------
   Net gains (losses) on securities (both realized and
     unrealized)                                                  (1.10)
------------------------------------------------------------   --------
       Total from investment operations                           (1.14)
============================================================   ========
Net asset value, end of period                                 $  29.18
============================================================   ========
Total return(a)                                                   (3.76)%
============================================================   ========
Ratios/supplement data:
Net assets, end of period (000s omitted)                       $ 21,508
============================================================   ========
Ratio of expenses to average net assets(b)                         1.83%(c)(d)
============================================================   ========
Ratio of net investment income (loss) to average net
 assets(e)                                                        (1.12)%(c)
============================================================   ========
Portfolio turnover rate                                              67%
============================================================   ========
Average brokerage commission rate paid(f)                      $ 0.0576
============================================================   ========

(a) Does not deduct sales charges and for periods less than one year, total returns are not annualized.
(b) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.86% (annualized).
(c) Ratios are annualized and based on average net assets of $10,863,777.
(d) Ratio includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have been 1.84% (annualized).
(e) After fee waivers and/or expense reimbursements. Ratio of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursements was (1.15)% (annualized).
(f) The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased and sold, which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

                       INDEPENDENT AUDITORS' REPORT

                       To the Shareholders and Board of Directors
                       AIM Constellation Fund:

                       We have audited the accompanying statement of assets and liabilities of the AIM Constellation Fund (a portfolio of AIM Equity Funds, Inc.), including the schedule of investments, as of October 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

                            We conducted our audits in accordance with generally
                       accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                            In our opinion, the financial statements and
                       financial highlights referred to above present fairly, in all material respects, the financial position of AIM Constellation Fund as of October 31, 1997, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with generally accepted accounting principles.

                                                    KPMG Peat Marwick LLP

                       Houston, Texas
                       December 5, 1997

SUPPLEMENTAL PROXY INFORMATION
--------------------------------------------------------------------------------

The Annual Meeting of Shareholders of the AIM Equity Funds, Inc. (the "Company") was held on February 7, 1997 at the offices of A I M Management Group Inc., 11 Greenway Plaza, Houston, Texas. The meeting was held for the following purposes:

(1) To elect Directors as follows: Charles T. Bauer, Bruce L. Crockett, Owen Daly II, Carl Frischling, Robert H. Graham, John F. Kroeger, Lewis F. Pennock, Ian W. Robinson and Louis S. Sklar.

(2) To approve a new Master Investment Advisory Agreement between the AIM Constellation Fund (the "Fund") and A I M Advisors, Inc.

(3) To approve a new Sub-Advisory Agreement between AIM and A I M Capital Management, Inc.

(4) To approve the elimination of the fundamental investment policy prohibiting the Fund from investing in other investment companies.

(5) To ratify the selection of KPMG Peat Marwick LLP as independent accountants for the Fund for the Company's fiscal year ending October 31, 1997.

The results of the proxy solicitation on the above matters were as follows:

                                                                                          Votes
                           Director/Matter                          Votes For            Against           Abstentions
                           ---------------                          ---------            -------           -----------
(1)  Charles T. Bauer............................................  618,811,245                  0          19,923,485
     Bruce L. Crockett...........................................  619,427,685                  0          19,307,045
     Owen Daly II................................................  618,919,919                  0          19,814,811
     Carl Frischling.............................................  619,275,356                  0          19,459,374
     Robert H. Graham............................................  619,431,576                  0          19,303,154
     John F. Kroeger.............................................  618,878,096                  0          19,856,634
     Lewis F. Pennock............................................  619,272,998                  0          19,461,732
     Ian W. Robinson.............................................  618,944,840                  0          19,789,890
     Louis S. Sklar..............................................  619,462,714                  0          19,272,016
(2)  Approval of Master Investment Advisory Agreement............  230,906,150          3,535,231           9,875,635
(3)  Approval of Sub-Advisory Agreement..........................  230,060,493          4,051,941          10,204,582
(4)  Elimination of Fundamental Investment Policy................  167,170,198          8,866,029          10,438,104
(5)  KPMG Peat Marwick LLP.......................................  609,690,634          5,519,782          23,524,314

                                                            Directors & Officers

BOARD OF DIRECTORS                         OFFICERS                                   OFFICE OF THE FUND
Charles T. Bauer
Chairman                                   Charles T. Bauer                           11 Greenway Plaza
A I M Management Group Inc.                Chairman                                   Suite 100
                                                                                      Houston, TX 77046
Bruce L. Crockett                          Robert H. Graham
Director                                   President                                  INVESTMENT ADVISOR
ACE Limited;
Formerly Director, President, and          John J. Arthur                             A I M Advisors, Inc.
Chief Executive Officer                    Senior Vice President and Treasurer        11 Greenway Plaza
COMSAT Corporation                                                                    Suite 100
                                           Gary T. Crum                               Houston, TX 77046
Owen Daly II                               Senior Vice President
Director                                                                              TRANSFER AGENT
Cortland Trust Inc.                        Carol F. Relihan
                                           Senior Vice President and Secretary        A I M Fund Services, Inc.
Jack Fields                                                                           P.O. Box 4739
Formerly Member of the                     Jonathan C. Schoolar                       Houston, TX 77210-4739
U.S. House of Representatives              Senior Vice President
                                                                                      CUSTODIAN
Carl Frischling                            Melville B. Cox
Partner                                    Vice President                             State Street Bank & Trust
Kramer, Levin, Naftalis & Frankel                                                     225 Franklin Street
                                           Dana R. Sutton                             Boston, MA 02110
Robert H. Graham                           Vice President and Assistant Treasurer
President and Chief Executive Officer                                                 COUNSEL TO THE FUND
A I M Management Group Inc.                P. Michelle Grace
                                           Assistant Secretary                        Ballard Spahr
John F. Kroeger                                                                       Andrews & Ingersoll
Formerly Consultant                        Nancy L. Martin                            1735 Market Street
Wendell & Stockel Associates, Inc.         Assistant Secretary                        Philadelphia, PA 19103

Lewis F. Pennock                           Ofelia M. Mayo                             COUNSEL TO THE DIRECTORS
Attorney                                   Assistant Secretary
                                                                                      Kramer, Levin, Naftalis & Frankel
Ian W. Robinson                            Kathleen J. Pflueger                       919 Third Avenue
Consultant; Formerly Executive             Assistant Secretary                        New York, NY 10022
Vice President and
Chief Financial Officer                    Samuel D. Sirko                            DISTRIBUTOR
Bell Atlantic Management                   Assistant Secretary
Services, Inc.                                                                        A I M Distributors, Inc.
                                           Stephen I. Winer                           11 Greenway Plaza
Louis S. Sklar                             Assistant Secretary                        Suite 100
Executive Vice President                                                              Houston, TX 77046
Hines Interests                            Mary J. Benson
Limited Partnership                        Assistant Treasurer                        AUDITORS
                                                                                      KPMG Peat Marwick LLP
                                                                                      700 Louisiana
                                                                                      Houston, TX 77002


REQUIRED FEDERAL INCOME TAX INFORMATION

AIM Constellation Fund distributed long-term capital gains of $0.887 per share during its tax year ended October 31, 1997.

                                                                      THE AIM FAMILY OF FUNDS--Registered Trademark--

                                                                      AGGRESSIVE GROWTH OF CAPITAL
                                                                      AIM Aggressive Growth Fund*
                                                                      AIM Capital Development Fund
                                                                      AIM Constellation Fund
              [PHOTO OF                                               AIM Global Aggressive Growth Fund
           11 Greenway Plaza
            APPEARS HERE]                                             GROWTH
                                                                      AIM Advisor International Value Fund
                                                                      AIM Blue Chip Fund
                                                                      AIM Global Growth Fund
                                                                      AIM Growth Fund
                                                                      AIM International Equity Fund
                                                                      AIM Value Fund
                                                                      AIM Weingarten Fund

                                                                      GROWTH AND INCOME OR INCOME WITH CAPITAL GROWTH
                                                                      AIM Advisor Flex Fund
                                                                      AIM Advisor Large Cap Value Fund
                                                                      AIM Advisor MultiFlex Fund
                                                                      AIM Advisor Real Estate Fund
                                                                      AIM Balanced Fund
                                                                      AIM Charter Fund
                                                                      AIM Global Utilities Fund

                                                                      HIGH CURRENT INCOME OR CURRENT INCOME
                                                                      AIM High Yield Fund
                                                                      AIM Global Income Fund
                                                                      AIM Income Fund

                                                                      CURRENT TAX-FREE INCOME
                                                                      AIM Municipal Bond Fund
                                                                      AIM Tax-Exempt Bond Fund of Connecticut
                                                                      AIM Tax-Free Intermediate Fund

                                                                      CURRENT INCOME AND HIGH DEGREE OF SAFETY
                                                                      AIM Intermediate Government Fund
                                                                      AIM Limited Maturity Treasury Fund
                                                                      AIM Money Market Fund
                                                                      AIM Tax-Exempt Cash Fund
A I M Management Group Inc. has provided leadership in
the mutual fund industry since 1976 and managed
approximately $82 billion in assets for more than
3.6 million shareholders, including individual
investors, corporate clients, and financial                           *AIM Aggressive Growth Fund was closed to new investors
institutions, as of September 30, 1997. The AIM Family of             on June 5, 1997. For more complete information about
Funds--Registered Trademark-- is distributed nationwide,              any AIM Fund(s), including sales charges and expenses,
and AIM today ranks among the nation's top 15 mutual                  ask your financial consultant or securities dealer for
fund companies in assets under management, according                  a free prospectus(es). Please read the prospectus(es)
to Lipper Analytical Services, Inc.                                   carefully before you invest or send money.

[AIM LOGO APPEARS HERE]                                                                INVEST WITH DISCIPLINE(SM)

                                                                                                           -----------------
A I M Distributors, Inc.                                                                                        BULK RATE
11 Greenway Plaza, Suite 100                                                                                  U.S. POSTAGE
Houston, TX 77046                                                                                                PAID
                                                                                                               HOUSTON, TX
                                                                                                             Permit No. 1919
                                                                                                           ------------------

